UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

The Hartford Mutual Funds, Inc.

The Hartford Mutual Funds II, Inc.

Hartford Funds Exchange-Traded Trust

Lattice Strategies Trust

Hartford Series Fund, Inc.

(Name of Registrants as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

heading 1;HFREM2026 Dear shareholder, The special shareholder meeting has been adjourned to November XX, 2026 and we have yet to receive your vote. Shareholders are being asked to vote on proposals related to the proposed acquisition of Hartford Funds by Wellington Management. The shareholder meeting is coming up soon, but it can only take place if the required number of shareholders return their votes—and time is running out. Your vote matters. It’s also fast and easy. If you have questions or need assistance, call (855) 496-3017 and a proxy specialist will help you. Your vote is important. Please vote today. Your unique control number can be found on the enclosed ballot in the box marked with an arrow. With a smartphone Vote by scanning the Quick Response Code or “QR Code” on the enclosed proxy card/voting instruction form VOTE ONLINE VOTE BY PHONE VOTE BY MAIL VOTE WITH QR CODE Without a proxy card Call (855) 496-3017 (Weekdays 9am to 10pm) With a proxy card Call the number located on your ballot (With a touch-tone phone to vote using an automated system) www.proxyvote.com Have your proxy card handy and follow the simple directions to complete the electronic voting instruction form. Vote processing Mark, sign and date the enclosed ballot and return it in the postage-paid envelope provided. Thank you for your investment—and thank you for voting. Sincerely,

Adjourned Shareholder Meeting: Please Take Action and Vote Today

Subject: Vote by November XX, 2026

Dear Shareholder,

This is a reminder to vote on the proposal(s) at the adjourned special shareholder meeting on November XX, 2026, at [  ] Eastern Time.

Your vote matters, regardless of the number of shares you own. The Board of Directors recommends a vote FOR these proposals.

Key item	Details
Proposals	Vote for the new Investment Management Agreements and an additional proposal for certain funds.
Meeting	Special shareholder meeting on November XX, 2026 at [ ] Eastern Time.
Board Recommendation	Vote FOR the proposal.
How to vote	By online: www.proxyvote.com, by phone: (855) 496-3017 by mail by QR code using your proxy materials.
Control number	Use your unique control number from your proxy materials.
Need help?	Call (855) 496-3017 with questions or for voting assistance.

Please vote by November XX, 2026 so your shares are counted without delay.

If you have already voted, thank you and please disregard this reminder.

Sincerely,

Hartford Funds

Solicitation Script (Inbound and Outbound)

CLIENT NAME: The Hartford Funds

MEETING DATE: Adjourned to NOVEMBER XX, 2026

DEDICATED TOLL-FREE NUMBER: (855) 496-3017

INBOUND GREETING:

Thank you for calling the Broadridge Proxy Services Center for the Hartford Funds. My name is <Agent Name>. How may I assist you today?

GENERAL OUTBOUND GREETING:

Hello, may I please speak with <full name as it appears on registration>?

My name is <agent name> and I am calling on a recorded line regarding your investment in the Hartford Funds. Materials were sent to you for the upcoming meeting of shareholders which has been adjourned to NOVEMBER XX, 2026. I’d be happy to record your vote for you now. Would you like to vote along with the board’s recommendation?

ADJOURNMENT OUTBOUND GREETING:

Hello, may I please speak with Mr./Ms. <full name as it appears on registration>?

My name is <Agent Name> and I am calling on a recorded line regarding your investment in the Hartford Funds. Materials were sent to you for the upcoming meeting of shareholders which has been adjourned to November XX, 2026. To date, we have not received your vote on these important matters. <move to Voting>

IF SHAREHOLDER RECEIVED MATERIALS AND/OR WANTS TO VOTE [VOTE}:

Sure, I can help you with that. Your board has recommended a vote IN FAVOR of the proposal(s). Would you like to vote along with the recommendations of the board for all of your accounts?

Thank you, I am recording your <for, against, abstain> vote. For confirmation purposes, please state your full name.

And according to our records, you currently reside in <read street address, city, and state > is that correct? For confirmation purposes, please state your zip code.

Thank you. You will receive confirmation of your voting instructions within 5 days. If you have any questions, please contact us at this toll-free number (855) 496-3017.

Your vote is important, and your time is appreciated. Thank you and have a good <day, evening, night>.

IF UNSURE OF VOTING OR DOES NOT WANT TO VOTE ALONG WITH THE RECOMMENDATION OF THE BOARD:

Would you like me to review the proposal(s) with you? <After review, ask them if they would like to vote now over the phone>.

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Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	CONFIDENTIAL INFORMATION

IF NOT RECEIVED/REQUESTING MATERIAL TO BE RE-MAILED:

I can resend the proxy materials to you, or I can review the proposal(s)with you and record your vote immediately by phone. <Pause for response>

AFTER REVIEW, ASK THEM IF THEY WOULD LIKE TO VOTE NOW OVER THE PHONE:

Your Board recommends that you vote “FOR” the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

IF THEY DON’T WANT PROPOSAL(S) REVIEWED OR IF NOT INTERESTED:

Thank you. Please be aware that as a shareholder, your vote is very important. Please note the Fund has provided several ways to return your vote outlined in the proxy materials. Thank you again for your time today.

VOTING (ANY VOTE NEEDED):

Your board has recommended a vote “FOR” the proposals, or you may choose to vote Against or Abstain and help the company reach quorum. How would you like to vote on your accounts today?

And this (for/against/abstain) vote will be for all of your accounts accordingly?

REGISTERED HOLDER WANTS A NEW PROXY CARD/OR THEIR CONTROL NUMBER: <send complete contact information name, address, control #, & shares to Broadridge>:

Your control number can be found on your proxy card. I can arrange to have a new proxy card sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

BENEFICIAL HOLDER WANTS A NEW VIF/OR THEIR CONTROL NUMBER:

Your control number can be found on your Vote Instruction Form. You can contact your broker/financial advisor, and they can arrange to have a new voting instruction form sent to you. However, I can record your voting instructions right now so that it will be represented at the upcoming meeting. Your board is recommending you vote FOR the proposal(s). Would you like to vote along with the recommendations of the Board for all your accounts?

ANSWERING MACHINE MESSAGE (LIVE AND RECORDED):

Hello, my name is <Agent Name> and I am a voting specialist calling in regard to your investment with the Hartford Funds. You should have received proxy material electronically or in the mail concerning the Adjourned Meeting of Shareholders to be held on NOVEMBER XX, 2026.

Your vote is very important. Please note the Fund has provided several ways to return your vote, which are provided in the proxy materials. If you have any questions, or would like to vote over the telephone, call toll-

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the	Broadridge.com
Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	CONFIDENTIAL INFORMATION

free at (855) 496-3017. Specialists are available Monday through Friday, 9AM to 10PM or Saturday from 10AM to 5PM Eastern Time. Thank you for your prompt attention to this matter.

PRE-RECORDED MESSAGES – CANNOT BE UPDATED

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us during our normal business hours which are, Monday through Friday, 9AM to 10PM or Saturday from 10AM - 5PM Eastern Time.Thank you.

INBOUND - CALL IN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. This call may be monitored and recorded for training purposes.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other callers. Your call is important to us. Please continue to hold and your call will be answered in the order it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The meeting has been held and as a result, this toll-free number is no longer in service. If you have questions regarding your investment, please contact your investment professional.Thank you.

Call Center Hours of Operation: Monday through Friday, 9AM to 10PM Eastern Time (ET) or Saturday 10AM - 5PM (ET)

© 2025 Broadridge Financial Solutions, Inc., Broadridge and the	Broadridge.com
Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	CONFIDENTIAL INFORMATION

Text Message Release Samples

[CLIENT LOGO]

Hi, this is {agent _first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds about their upcoming shareholder meeting.

Shareholders are being asked to vote on proposals related to the proposed acquisition of Hartford Funds by Wellington Management.

We’ve made voting easy. Vote NOW in just a few clicks.[INSERT VOTE LINK]

Questions? Call (855) 496-3017.

PLEASE VOTE TODAY!

STOP to END

[CLIENT LOGO]

Hi {name}, this is {agent_first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds.

We have not yet received your vote for the upcoming shareholder meeting. Your vote is important. Vote NOW in just a few clicks.

Vote now: [VOTE LINK]

Questions? Call (855) 496-3017.

To avoid additional mailings or calls, please submit your vote today.

Reply STOP to opt out.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the	Broadridge.com
Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	CONFIDENTIAL INFORMATION

ADJOURNED SAMPLE

[CLIENT LOGO]

Hi {name}, this is {agent_first_name} with the Broadridge Proxy Services Center reaching out on behalf of Hartford Funds.

The shareholder meeting has been adjourned to November XX, 2026. Our records show we have not yet received your vote. Please vote your shares today. Your vote is very important.

Vote now: [VOTE LINK]

Questions? Call (855) 496-3017.

To avoid additional mailings or calls, please submit your vote today.

Reply STOP to opt out.

© 2026 Broadridge Financial Solutions, Inc., Broadridge and the	Broadridge.com
Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	CONFIDENTIAL INFORMATION

Dear Hartford Funds Shareholder,

We are reaching out together because your vote matters.

You may have received several communications regarding the Hartford Funds proxy vote. We appreciate your time and attention and ask that you please cast your vote as soon as possible.

Wellington Management’s pending acquisition of Hartford Funds would result in a change of control. This requires shareholders to approve new investment management agreements so HFMC can continue to manage the Funds going forward. There are no expected changes to the Funds’ investment objectives, investment strategies, portfolio management teams, or current fees due to the proposals being presented.

The Boards recommend voting FOR each proposal that applies to your Fund or Funds. Please note that the proxy is not a vote on the acquisition itself. To reduce the need for additional communication, please vote as soon as possible by following the enclosed instructions. The Joint Special Meeting of Shareholders has been adjourned to November XX, 2026.

If you have questions, need assistance, or would like to cast your vote with a live representative, please call 855-496-3017.

Thank you for your time, participation, and continued trust. If completed, this transaction will build on the strategic partnership between Wellington Management and Hartford Funds, which spans more than four decades, and our shared commitment to serving financial advisors and investors.

Sincerely,

Gregory Frost President and Chief Executive Officer Hartford Funds

Jean Hynes CEO and Managing Partner Wellington Management

Shareholders of the Funds are urged to read the proxy statement which was filed with the Securities and Exchange Commission on August 24, 2026, a copy of which was sent to the Funds’ shareholders. A copy of the proxy statement can also be found at hartfordfunds.com/proxy2026statement.

Forward-Looking Statements. Certain statements in this communication are “forward-looking statements” within the meaning of the federal securities laws. These statements are based on management’s current expectations and assumptions and are subject to risks, uncertainties, and changes in circumstances that could cause actual results to differ materially from those expressed or implied. Forward-looking statements include, among other things, statements regarding the proposed acquisition of Hartford Funds by Wellington Management, the anticipated effects and benefits to shareholders and statements regarding the anticipated continuity of each Fund’s investment objective, strategies, fees, and portfolio management team following completion of the transaction. There can be no assurance that the proposed transaction will be completed, or that it will be completed on the currently anticipated terms or timing. Neither Hartford Funds nor Wellington Management undertakes any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by law.